UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 5, 2019

Commission File Number:  001-32420

True Drinks Holdings, Inc.
(Exact name of registrant as specified in its charter.)

Nevada (State or other jurisdiction of incorporation or organization)	84-1575085 (IRS Employer Identification No.)

1007 Brioso Dr., Costa Mesa, California 92627
(Address of principal executive offices)

949-531-6855
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ ]

Securities registered pursuant to Section 12(b) of the Act: None

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement

On June 5, 2019, Charlie’s Chalk Dust, LLC (“Charlie’s”), a wholly owned subsidiary of True Drinks Holdings, Inc., dba Charlie’s Holdings, Inc. (the “Company”), entered into a License Agreement (the “License Agreement”) with Don Polly, LLC (“Don Polly”), a distributor of consumer goods infused with cannabidiol (“CBD”). Don Polly is classified as a variable interest entity for which the Company is the primary beneficiary, and is owned directly by Brandon and Ryan Stump, the Company’s Chief Executive Officer and Chief Operating Officer, respectively. Pursuant to the License Agreement, Charlie’s agreed to provide Don Polly with a limited right and license to use certain of Charlie’s intellectual property rights, including certain trademarks, copyrights and original artwork, in connection with certain of Don Polly’s branded CBD products. In exchange for such license, Don Polly agreed to (i) pay Charlie’s monthly royalties amounting to 75% of its Net Profits (as defined in the License Agreement), (ii) use its best efforts to market, promote and advertise the Licensed Products (as defined in the License Agreement), (iii) provide Charlie’s with most favored nations pricing in the event that Charlie’s wishes to sell products sold by Don Polly, (iv) provide Charlie’s with the exclusive right of first refusal to purchase Don Polly, including all of its assets and liabilities, for a purchase price of $111,618 on or before December 31, 2025, and (v) not to license any intellectual property from any other source other than Charlie’s in connection with its design, manufacture, advertisement, promotion distribution and sale of CBD infused products within the agreed upon territory. The License Agreement will continue in perpetuity unless terminated in accordance with its terms.

Concurrently with the execution of the License Agreement, Charlie’s and Don Polly also entered into a Services Agreement (the “Services Agreement”), pursuant to which Charlie’s will provide certain services (“Services”) to Don Polly, including, without limitation, (i) the development and creation of Don Polly’s sales, marketing, brand development and customer service strategies and (ii) performing sales, branding, marketing and other business functions at the request of Don Polly. Charlie’s will perform such Services in the capacity of a contractor, and all Materials (as defined in the Services Agreement) and work product created by Charlie’s in its capacity as such will be the property of Don Polly. As consideration for the Services provided by Charlie’s, Don Polly will (i) pay Charlie’s 25% of its Net Profits (as defined in the Services Agreement) on a quarterly basis, and (ii) reimburse Charlie’s for all out-of-pocket business expenses that are preapproved in writing by Don Polly. The Services Agreement will continue in perpetuity unless terminated in accordance with its terms.

The foregoing descriptions of the License Agreement and Service Agreement do not purport to be complete, and are qualified in their entirety by reference to the same, attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, each of which are incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 7, 2019, Kevin Sherman resigned from his position as a member of the Company’s Board of Directors (the “Board”) and Keith Stump was appointed to fill the vacancy created by Mr. Sherman’s resignation. Mr. Sherman’s resignation and Mr. Stump’s appointment were made in connection with the exchange transaction entered into by and between the Company and Charlie’s on April 26, 2019 (the “Exchange”), and resulted in a change in the majority of the members of the Board in connection with the Exchange. On May 28, 2019, in accordance with Section 14(f) of the Securities and Exchange Act of 1934, as amended, and Rule 14f-1 promulgated thereunder, the Company filed a Schedule 14f-1 with the Securities and Exchange Commission to notify stockholders of the anticipated changes in the composition of the Board.

Mr. Stump, age 58, has over 35 years of sales and management experience. He joined Charlie’s in January 2018 as a Strategic Advisor, where he has predominantly focused on sales, marketing and scaling the business, including through organizational alignments, process improvement, leadership/management training and development. Prior to joining Charlie’s, until December 2017, Mr. Stump served as a partner and Vice President of Sales in Blue Technologies, Inc., an office technology and Managed IT Service provider headquartered in Cleveland, Ohio, which he co-founded in 1995. While at Blue Technologies, Inc., Mr. Stump was responsible for the sales performance of the company’s five divisions, along with operational oversight. His duties included P&L responsibility for all product divisions, leadership training and development, new product and service offerings, enterprise account selling, amongst other duties. Mr. Stump was instrumental in helping Blue Technologies, Inc. become one of the Top 10 Konica Minolta providers in the country, as well as one of the Top 75 Office Technologies Dealers in the United States. Mr. Stump serves on several not-for-profit boards, which serve those in recovery from addiction and developmental disabilities.

Mr. Stump is the father of Brandon Stump and Ryan Stump, the Company’s Chief Executive Officer and Chief Operating Officer, respectively, both of whom are also members of the Board.

Except as disclosed herein, there are no related party transactions between the Company and Mr. Stump that would require disclosure under Item 404(a) of Regulation S-K, nor are there any further arrangements or understandings, other than those disclosed herein, related to the appointment of Mr. Stump as a director on the Board.

Item 8.01. Other Events.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2019	True Drinks Holdings, Inc. By: /s/ David Allen
Name: David Allen
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	License Agreement by and between the Company and Don Polly, LLC, dated June 5, 2019.
10.2	Services Agreement by and between the Company and Don Polly, LLC, dated June 5, 2019.